SUPPLEMENT

DATED MAY 17, 2010 TO

THE HARTFORD SELECT SMALLCAP VALUE FUND

PROSPECTUS AND SUMMARY PROSPECTUS

AND

THE HARTFORD MIDCAP VALUE FUND PROSPECTUS

EACH DATED MARCH 1, 2010

REORGANIZATION OF THE HARTFORD SELECT SMALLCAP VALUE FUND

WITH AND INTO THE HARTFORD MIDCAP VALUE FUND

At a meeting held on May 4, 2010, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved a Form of Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of The Hartford Select SmallCap Value Fund (“Select SmallCap Value Fund”), a series of the Company, into The Hartford MidCap Value Fund (“MidCap Value Fund”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about July 30, 2010 or on such date as the officers of the Company determine (the “Closing Date”).

The Board, including all of the Directors who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Directors”), carefully considered the proposed Reorganization and have determined that the proposed Reorganization (1) is in the best interests of Select SmallCap Value Fund and MidCap Value Fund (each, a “Fund” and collectively, the “Funds”) and (2) would not result in a dilution of the interests of shareholders of either Fund. In making these determinations, the Board considered, among other factors, that the Reorganization will provide shareholders of Select SmallCap Value Fund with a value-oriented equity fund that invests in both mid and small capitalization companies, and that MidCap Value Fund has the ability to realize economies of scale and lower contractual management fees, actual management fees and total net expenses.

Prior to the Closing Date, Select SmallCap Value Fund may sell a portion of its portfolio to prepare for Reorganization. The proceeds of such sales may be held in temporary investments or invested in assets that MidCap Value Fund may hold or wish to hold. During the transition period, Select SmallCap Value Fund may not be pursuing its normal investment objective and strategies, and stated limitations on permissible investments and investment restrictions may not apply during this transition. Furthermore, it is possible that transactions during this transition may be made at times that turn out to be disadvantageous, which could negatively impact Fund performance, could result in increased transactional costs, which are ultimately borne by shareholders, and could result in the realization of taxable gains or losses for either or both Funds.  After the Closing Date, MidCap Value Fund may also sell portfolio securities that it acquired from Select SmallCap Value Fund.  As a result, MidCap Value Fund may bear transaction costs and may not be immediately fully invested in accordance with its stated investment strategies during the transition period.

As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each holder of Class A, Class B, Class C and Class Y Shares of Select SmallCap Value Fund will become the owner of corresponding full and fractional shares of MidCap Value Fund having an aggregate value equal to the aggregate value of his or her shares of Select SmallCap Value Fund.  While the net asset value per share and number of shares held in such shareholder’s account will differ following the Reorganization, the total value of such shareholder’s account will remain the same.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The Funds’ investment adviser, Hartford Investment Financial Services, LLC (“HIFSCO”), and/or its affiliates have agreed to bear all of the expenses incurred in connection with the Reorganization, except for any brokerage fees and brokerage expenses associated with transitioning Fund assets in the Reorganization.  In addition, the closing of the Reorganization is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Shareholders of Select SmallCap Value Fund who determine that they do not wish to become shareholders of MidCap Value Fund may (1) redeem their shares of Select SmallCap Value Fund before the Closing Date or (2) exchange their shares of Select SmallCap Value Fund before the Closing Date for shares of another Hartford Mutual Fund by contacting the Company or their broker, financial intermediary, or other financial institution.  Please note that a redemption or an exchange of shares of Select SmallCap Value Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

COMPARISON OF THE FUNDS

The following comparison of the Funds is a summary only. In order to better understand the differences between the investment policies, strategies and risks of Select SmallCap Value Fund and those of MidCap Value Fund, and to view each Fund’s performance history, please refer to the Funds’ prospectuses and Statement of Additional Information, which are available on www.hartfordmutualfunds.com/prospectuses or by calling 1-888-843-7824.

The Funds are each diversified series of the Company and share the same Board.  The Funds’ fundamental investment policies (those that cannot be changed without the approval of a majority of the outstanding shares of a Fund) are identical in all material respects.

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

HIFSCO is the investment adviser of each Fund. Select SmallCap Value Fund is sub-advised by Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”). MidCap Value Fund is sub-advised by Wellington Management Company, LLP (“Wellington Management”). The Funds have a common transfer agent (Hartford Administrative Services Company (“HASCO”)) and a common principal underwriter (HIFSCO).

NET ANNUAL FUND OPERATING EXPENSES(1)

The net annual fund operating expense ratios of each class of each Fund are compared below:

	THE HARTFORD SELECT SMALLCAP VALUE FUND(2)	THE HARTFORD MIDCAP VALUE FUND(3)
Class A	1.51%	1.35%
Class B	2.36%	2.10%
Class C	2.36%	2.10%
Class Y	1.15%	0.90%

(1)   The Funds’ annual report contains more detailed information regarding the operating expenses for each class for the fiscal year ended October 31, 2009, and is available on the Funds’ website at www.hartfordmutualfunds.com/prospectuses or by phone at 1-888-843-7824.

(2)   HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.60% (Class A), 2.35% (Class B), 2.35% (Class C) and 1.20% (Class Y). In addition, HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board.

(3)   HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class A), 2.10% (Class B), 2.10% (Class C) and 0.95% (Class Y).  In addition, HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board.

INVESTMENT STRATEGY AND RISKS

As shown in the table below, the Funds have similar investment objectives and principal investment strategies.  The primary difference in the Funds’ investment strategies is that Select SmallCap Value Fund invests primarily in small capitalization companies, while MidCap Value Fund invests primarily in mid-capitalization companies.  However, as shown below, there is considerable overlap in the permissible investment ranges of the Funds.

	The Hartford Select SmallCap Value Fund	The Hartford MidCap Value Fund
Investment Objective	Seeks capital appreciation.	Seeks long-term capital appreciation.

Principal Investment Strategy

The Fund seeks to achieve its goal by investing primarily in value style common stocks of small capitalization companies. Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued.In certain unusual circumstances, the Fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The Fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. The Fund employs a “multi-manager” approach whereby portions of the Fund’s cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another.

Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. As of December 31, 2009, the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index was $3.5 billion. This average is updated monthly.

The investment manager to the Fund is Hartford Investment Financial Services, LLC (“HIFSCO”). As the investment manager, HIFSCO is responsible for the management of the Fund and supervision of the Fund’s investment sub-advisers.

Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company, LLC (“Wellington Management”), believes are undervalued in the marketplace. The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2009, this range was approximately $294 million to $8 billion. The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The Fund’s investment strategy employs a contrarian approach to stock selection. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities.

Valuation techniques are a key component of the Fund’s investment approach. A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes: attractive valuation, a strong management team, and strong industry position.

The Hartford Select SmallCap Value Fund	The Hartford MidCap Value Fund

While HIFSCO maintains full discretion, it generally maintains an equal weighting of the Fund’s assets among the sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the Fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.

Kayne Anderson Rudnick Investment Management, LLC’s (“KAR”) investment philosophy is that strong risk-adjusted returns can be achieved through investment in high-quality companies purchased at reasonable prices. KAR utilizes a disciplined, “bottom-up,” fundamental approach to identify companies with rising free cash flow, high reinvestment rates, and strong financial characteristics. The major guideline that drives KAR’s portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC (“MetWest Capital”) believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small-capitalization companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital’s approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities

	The Hartford Select SmallCap Value Fund	The Hartford MidCap Value Fund

presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to four years).

SSgA Funds Management, Inc.’s (“SSgA FM”) enhanced small-capitalization value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index. In applying this strategy, SSgA FM adheres to a quantitatively driven investment process through a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

Main Risks

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities. Differences

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign

The Hartford Select SmallCap Value Fund	The Hartford MidCap Value Fund

between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities. Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche countries, may affect the value of the fund’s investments in foreign securities. Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

	The Hartford Select SmallCap Value Fund	The Hartford MidCap Value Fund

markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Fund Managers	Robert A. Schwarzkopf (KAR) Julie Kutasov (KAR) Craig Stone (KAR) Samir Sikka (MetWest Capital) Scott P. Conlon, CFA (SSgA FM) John O’Connell (SSgA FM)	James N. Mordy

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7022	May 2010